THE APPLETON GROUP PLUS FUND Trading Symbol: AGPLX Summary Prospectus June 27, 2014 www.appletongroupfunds.com

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.appletongroupfunds.com/index-3.html.  You may also obtain this information at no cost by calling 1-866-993-7767 or by sending an email to info@appletongrouponline.com.  The Fund’s prospectus and statement of additional information, both dated June 27, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective.  The investment objective of the Appleton Group PLUS Fund (the “Fund”) is to maximize total return (capital appreciation plus income).

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.55%
Acquired Fund Fees and Expenses	0.22%
Total Annual Fund Operating Expenses	2.02%
Less Fee Waiver and/or Expense Reimbursement	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1),(2)	1.82%
(1)
Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the prospectus, which do not include Acquired Fund Fees and Expenses.

(2)
Pursuant to an operating expense limitation agreement between the Fund’s investment advisor, The Appleton Group, LLC (the “Advisor”) and the Fund, the Advisor has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.60% of the Fund’s average net assets at least through June 28, 2015.  The operating expense limitation agreement can be terminated only by, or with the consent of the Trust’s Board of Trustees (the “Board of Trustees”).  The Advisor is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitation on the Fund’s expenses.  Prior to September 1, 2013, the expense limitation was 2.00%.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through June 28, 2015.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$185	$614	$1,070	$2,332

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 190.86% of the average value of its portfolio.

Principal Investment Strategies.  Under normal market conditions, the Advisor seeks to achieve the Fund’s investment objective by allocating the Fund’s assets primarily among shares of different exchange-traded funds (“ETFs”).  ETFs are investment companies that are bought and sold on a securities exchange.  Each ETF tracks a securities index or basket of securities.  Generally, the Fund will invest in ETFs that correspond to major market indices.  The Fund will also invest in ETFs that offer exposure to international equity markets, including emerging markets, the U.S. real estate sector and commodities markets.  The Advisor may also keep a portion (approximately 20%) of the Fund’s assets in shares of other investment companies that invest in fixed-income and dividend paying securities of varying credit qualities, including government and corporate bonds, money market instruments and high yield bonds or “junk bonds.”  The managed income component of the Fund’s portfolio may also invest in dividend-paying ETFs.

By investing in ETFs, the Fund will obtain a broadly diversified, index-based investment portfolio.  The expenses associated with investing in ETFs are typically lower than the expenses associated with investing in all of the underlying securities that comprise the indices that the ETFs track.  In selecting investments for the Fund, the Advisor uses a proprietary asset allocation model, which focuses on historical patterns of market indices which the ETFs track, as well as the market as a whole.  In addition, the Advisor uses a proprietary research tool that analyzes individual securities, ETFs and a universe of approximately 900 distinct market indices to identify the most beneficial short-term, intermediate-term and long-term price trends.  The fixed income component of the Fund’s portfolio is intended to manage volatility.  Generally, the Fund will sell securities only in response to redemption requests, to adjust the number of shares held to maintain the Fund’s target asset allocation, or to make periodic adjustments to the Fund’s asset allocation.

The Fund may take short positions on shares of ETFs representing up to 45% of the net assets of its portfolio.  When taking short positions, the Fund sacrifices some degree of opportunity in bull markets while controlling volatility and risk of loss in bear markets.

Under normal market conditions, the Fund does not intend to trade actively or capture short-term market opportunities.  Due to the current dynamic market environment and lack of sustainable market trends, the Advisor expects to make portfolio adjustments as needed to keep shareholder assets on the right side of the market as consistently as possible, and may prioritize investment risk management over lower portfolio turnover rates.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•	Management Risk. The Advisor’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•	General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•
“Fund of Funds” Structure and Expenses and Exchange-Traded Funds Risks.  You will indirectly bear fees and expenses charged by the underlying funds in which the Fund invests in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.  The market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained.  ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other expenses, and from time to time, temporarily be unavailable.

•
Equity Market Risk.  To the extent the Fund invests in ETFs that invest in equity securities, such as common stocks, such investments will be susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of equity issuers change.

•
International Equity Market Risk.  To the extent the Fund invests in ETFs that invest in international equity markets and emerging markets, such investments will be susceptible to the risks of investing in foreign equity markets and emerging markets.  Such risks relate to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.  Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.  Income earned on foreign securities may be subject to foreign withholding taxes.

•
Commodities Risk.  The ETFs in which the Fund invests may invest in commodities and commodity-related businesses.  The price of securities and derivatives linked to commodity prices may not move in a manner similar to the broad commodity market. Investments in commodity-related businesses bear the risk that the value of such businesses may be affected by general market movements.

•
U.S. Real Estate Risk.  The ETFs in which the Fund invests may invest in U.S. real estate markets and real estate investment trusts (“REITs”).  The risks associated with such investments generally include adverse changes in general economic and local market conditions, supply or demand for similar or competing properties, taxes, governmental regulations and interest rates.  Investments in REITs are subject to the same general risks as well as risks associated with improving and operating property.

•
Small- and Medium-Sized Companies Risk.  The ETFs in which the Fund invests may invest in securities of small- and medium-sized companies.  Such investments may involve greater volatility than investing in larger and more established companies because small- and medium-sized companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Bond Market Risk.  To the extent the Fund invests in ETFs that invest in bonds and other fixed income securities, the Fund will be subject to bond market risks.  Interest rates may go up resulting in a decrease in the value of the bonds or fixed income securities held by an ETF.  Bonds and fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain bonds and other fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

•
High Yield Securities Risk.  The ETFs in which the Fund invests may invest in high yield, high risk and lower-rated securities, also known as “junk bonds,” that are subject to additional risk factors, such as increased possibility of default, decreased liquidity and fluctuations in value due to public perception of the issuer of such securities.  Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

•
Liquidity Risk.  The ETFs in which the Fund invests may invest in certain securities that may be difficult or impossible to sell at the desired time and price.  The ETF may have to lower the price, sell other securities or forego an investment opportunity, any of which may have a negative effect on the Fund’s investments.

•	Short Sale Risk. Short selling of securities may result in the Fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.
•
High Portfolio Turnover Rate Risk.  A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs and the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains than if the Fund had a low portfolio turnover rate, which may lower the Fund’s return.  This may mean that you would be likely to have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

Performance.  The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one and five years and since inception compare with those of a broad measure of market performance and the returns of an additional index of securities with characteristics similar to those that the Fund typically holds through its investments in ETFs.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.appletongroupfunds.com or by calling the Fund toll-free at 1-866-993-7767.

The Appleton Group PLUS Fund
Calendar Year Returns as of December 31
The Fund’s calendar year-to-date return as of March 31, 2014 was 1.67%.  During the period shown in the bar chart, the best performance for a quarter was 9.13% (for the quarter ended March 31, 2012).  The worst performance was -13.73% (for the quarter ended March 31, 2009).

Average Annual Total Returns
(for the Periods Ended December 31, 2013)
	One Year	Five Years	Since Inception (May 2, 2005)
Return Before Taxes	11.23%	2.29%	1.44%
Return After Taxes on Distributions	11.23%	2.24%	1.11%
Return After Taxes on Distributions and Sale of Fund Shares	6.36%	1.79%	1.05%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.76%
Dow Jones Moderate U.S. Portfolio Index (reflects no deduction for fees, expenses or taxes)	19.56%	14.33%	7.72%

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Advisor.  The Appleton Group, LLC is the Fund’s investment advisor.

Portfolio Managers.  Mark C. Scheffler, Senior Portfolio Manager and founder of the Advisor, has managed the Fund since it commenced operations in 2005.  Peter A. Mutschler, co-Portfolio Manager and Director of Information Technology at the Advisor, has co-managed the Fund since 2009.

Purchase and Sale of Fund Shares.  You may purchase or redeem shares by mail (Appleton Group PLUS Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at 866-993-7767.  The minimum initial investment in the Fund is $2,500 ($2,000 for Coverdell IRAs), with no minimum on subsequent investments, with the exception of shares purchased using the Fund’s Automatic Investment Plan, which must be $50 or more.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

Tax Information.  The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.